Exhibit 99.1

NEWS

For Release          Immediate


Contacts             (News Media) Jim Rosensteele, SVP, Corporate Communications
                     317.817.4418
                     (Investors) Tammy Hill, SVP, Investor Relations
                     317.817.2893



       Conseco Announces Settlement with SEC and New York Attorney General

Carmel, Ind., August 9, 2004 -- Conseco, Inc. (NYSE: CNO) today announced a settlement with the Securities and Exchange Commission and the New York Attorney General, concluding the previously disclosed joint investigation into market timing in variable annuities issued by a former subsidiary of Conseco's predecessor company.

Without admitting or denying the alleged findings of the investigation, two Conseco subsidiaries - Conseco Services, LLC and Conseco Equity Sales, Inc. - have consented to the entry of a cease and desist order requiring their future compliance with securities laws. The settlement also calls for the subsidiaries to pay a total of $5 million, and for the SEC and NYAG to file a claim for an additional $10 million against the bankruptcy estate of a subsidiary of the predecessor company.

Conseco said it is pleased to have resolved this legacy issue. Because Conseco had previously established a reserve for potential liabilities in this matter, the settlement is expected to have no impact on the earnings guidance Conseco provided in its second quarter 2004 earnings release last week.

As previously reported, Conseco's predecessor sold its variable annuity subsidiary to an unrelated third party before filing for bankruptcy in December 2002, and no Conseco affiliates have sold any new variable annuity policies since the divestiture. Conseco, Inc. emerged from bankruptcy in September 2003.

Conseco, Inc.'s insurance companies help protect working American families and seniors from financial adversity: Medicare supplement, long-term care, cancer, heart/stroke and accident policies protect people against major unplanned expenses; annuities and life insurance products help people plan for their financial futures.

Cautionary Statement Regarding Forward-Looking Statements. Our statements, trend analyses and other information contained in this press release relative to markets for Conseco's products and trends in Conseco's operations or financial results, as well as other statements contain forward-looking statements, within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by the use of terms such as "anticipate," "believe," "plan," "estimate," "expect," "project," "intend," "may," "will," "would," "contemplate," "possible," "attempt," "seek," "should," "could," "goal," "target," "on track," "comfortable with," "optimistic" and similar words, although some forward-looking statements are expressed differently. You should consider statements that contain these words carefully because they describe our expectations, plans, strategies and goals and our beliefs concerning future business conditions, our results of operations, financial position, and our business outlook or they state other "forward-looking" information based on currently available information. Assumptions and other important factors that could cause our actual results to differ materially from those anticipated in our forward-looking statements include, among other things: (i) the potential adverse impact of our predecessor's Chapter 11 petition on our business operations, and relationships with our customers, employees, regulators, distributors and agents; (ii) our ability to operate our business under the restrictions imposed by our senior bank credit facility or agents; (ii) our ability to operate our business under the


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                                                                    Consecco (2)
                                                                 August 9, 2004

restrictions imposed by our senior bank credit facility orfuture credit facilities; (iii) our ability to improve the financial strength ratings of our insurance company subsidiaries and the impact of prior rating downgrades on our business; (iv) our ability to obtain adequate and timely rate increases on our supplemental health products including our long-term care business; (v) general economic conditions and other factors, including prevailing interest rate levels, stock and credit market performance and health care inflation, which may affect (among other things) our ability to sell products and access capital on acceptable terms, the market value of our investments, and the lapse rate and profitability of policies; (vi) our ability to achieve anticipated expense reductions and levels of operational efficiencies; (vii) customer response to new products, distribution channels and marketing initiatives; (viii) mortality, morbidity, usage of health care services, persistency and other factors which may affect the profitability of our insurance products; (ix) performance of our investments; (x) changes in the Federal income tax laws and regulations which may affect or eliminate the relative tax advantages of some of our products;
(xi) increasing competition in the sale of insurance and annuities; (xii) regulatory changes or actions, including those relating to regulation of the financial affairs of our insurance companies, including the payment of dividends to us, regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulation of the sale, underwriting and pricing of products, and health care regulation affecting health insurance products; (xiii) the ultimate outcome of lawsuits filed against us and other legal and regulatory proceedings to which we are subject; and (xiv) the risk factors or uncertainties listed from time to time in our filings with the Securities and Exchange Commission.

Other factors and assumptions not identified above are also relevant to the forward-looking statements, and if they prove incorrect, could also cause actual results to differ materially from those projected. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by the foregoing cautionary statement. Our forward-looking statements speak only as of the date made. We assume no obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

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